Exhibit 99.1

PRESS RELEASE

Rambus Signs Agreement to Acquire Silicon IP and Secure Protocols Business from Verimatrix

SUNNYVALE, Calif. – Sep. 11, 2019 – Rambus Inc. (NASDAQ: RMBS), a premier silicon IP and chip provider making data faster and safer, today announced it has signed an asset purchase agreement to acquire the Silicon IP and Secure Protocols business of Verimatrix (Euronext Paris: VMX), formerly Inside Secure, for $65 million in cash. With the proposed acquisition, the world-class embedded security teams, products and expertise from Verimatrix and Rambus will combine to create the industry’s most comprehensive portfolio of silicon-proven security IP and chip provisioning solutions.

As previously announced, the parties have entered into an exclusivity agreement with respect to the proposed transaction as of September 3, 2019. This acquisition is expected to close this year and is subject to customary closing conditions, including certain regulatory approvals.

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About Rambus Inc.

Dedicated to making data faster and safer, Rambus creates innovative hardware, software and services that drive technology advancements from the data center to the mobile edge. Our architecture licenses, IP cores, chips, software, and services span memory and interfaces, security, and emerging technologies to positively impact the modern world. We collaborate with the industry, partnering with leading chip and system designers, foundries, and service providers. Integrated into tens of billions of devices and systems, our products and technologies power and secure diverse applications, including Big Data, Internet of Things (IoT) security, mobile payments, and smart ticketing. For more information, visit rambus.com.

Source: Rambus Inc.

Press Contact:

Cori Pasinetti

Rambus Corporate Communications

t: (408) 462-8306

cpasinetti@rambus.com

Forward-looking statements

Information set forth in this press release, including statements as to Rambus’ outlook and statements as to the expected timing, completion and effects of the proposed acquisition, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

These statements are based on various assumptions and the current expectations of the management of Rambus and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements. There is no guarantee that any of the events anticipated by these forward-looking statements will occur, or what effect they will have on the operations or financial condition of Rambus. Forward-looking statements included herein are made as of the date hereof, and Rambus undertakes no obligation to publicly update or revise any forward-looking statement unless required to do so by federal securities laws.

Major risks, uncertainties and assumptions include, but are not limited to: the expected benefits and costs of the proposed transaction; management’s plans relating to the proposed transaction; the expected timing and completion of the proposed transaction; statements of the plans, strategies and objectives of Rambus for future operations; any statements regarding anticipated operational and financial results; any statements of expectation or belief; the risk that disruptions from the proposed transaction will harm Rambus’ business; other factors described under “Risk Factors” in Rambus’ Annual Report on Form 10-K and Quarterly Reports on Form 10-Q; and any statements of assumptions underlying any of the foregoing. It is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties.